Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Annual Report of Methes Energies International Ltd. (the “Company”) on Form 10-K/A for the period ended November 30, 2012, as filed with the U.S. Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), I, the undersigned, Michel G. Laporte, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

 Dated: March 15, 2013

/s/ Michel G. Laporte

Michel G. Laporte

 Chief Executive Officer

 (Principal Executive Officer)